Goldman Sachs Trust

Goldman Sachs Fund of Funds Portfolios

Institutional Shares, Class R Shares and Class IR Shares of

Goldman Sachs Satellite Strategies Portfolio (“the Portfolio”)

Supplement dated January 15, 2009 to the
Prospectuses dated April 29, 2008 (the “Prospectuses”)

The ticker symbol for the Goldman Sachs Income Strategies Portfolio’s Institutional Shares is GXSIX. Accordingly, the “symbol” row in the table entitled “Portfolio Facts” on page 9 of the Institutional Shares Prospectus is deleted and replaced with the following:

Symbol: GXSIX

The ticker symbols for the Goldman Sachs Income Strategies Portfolio’s Class R and Class IR Shares are GXSRX and GXSTX, respectively. Accordingly, the “symbol” row in the table entitled “Portfolio Facts” on page 9 of the Class R and IR Shares Prospectus is deleted and replaced with the following:

Symbol: Class R: GXSRX; Class IR: GXSTX

This Supplement should be retained with your Prospectus
for future reference.

01-09 0006527
SATSTRATSTK